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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

                Date of Report (Date of earliest event reported): March 31, 1998





                            VISION TWENTY-ONE, INC.
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             (Exact name of registrant as specified in its charter)




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
               FLORIDA                                 0-22977                                59-3384581
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
           (State or other                           (Commission                         (IRS Employer
           jurisdiction of                           File Number)                      Identification No.)
           incorporation)
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          7209 BRYAN DAIRY ROAD
             LARGO, FLORIDA                              33777
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(Address of principal executive offices)               (Zip Code)





Registrant's Telephone Number, Including Area Code:  813-545-4300
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         The financial statements for the businesses acquired and pro forma financial information related thereto were not included in Vision Twenty-One, Inc.'s (the "Company") Form 8-K filed on April 14, 1998 and were intended to be filed by amendment as permitted by Item 7(a)(4). This Form 8-K/A relates to the filing of such financial statements and pro forma financial information of the businesses acquired.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 31, 1998, the Company completed transactions with EyeCare One Corp. ("EyeCare One") and Vision Insurance Plan of America, Inc. ("VIPA"). EyeCare One is the parent company of Stein Optical, which operates 16 optometric retail locations in Milwaukee, Wisconsin. VIPA holds a single service insurance license and delivers vision care benefits to approximately 19,000 eye care lives in Wisconsin. These transactions were accounted for by the Company as a pooling of interests. The costs of approximately $508,000 incurred in connection with these transactions were charged to expense. In connection with these transactions, the Company issued 1,109,806 shares of Company common stock, subject to closing adjustments, valued at approximately $10.5 million.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                 (a)      Financial Statements of Businesses Acquired.

                          The financial statements of businesses acquired by
the Company and the Report of the Independent Certified Public Accountants related thereto which were previously unavailable and therefore not included in the Company's Form 8-K filed on April 14, 1998 were subsequently reported in the Company's Registration Statement on Form S-1 filed by the Company with the Securities and Exchange Commission, File No. 333-51437, on May 12, 1998 (the "Registration Statement").

                 (b)      Pro Forma Financial Information.

                          The pro forma financial information required pursuant
to Article 11 of Regulation S-X not included in the Company's Form 8-K filed on April 14, 1998 was subsequently reported in the Registration Statement.






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                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VISION TWENTY-ONE, INC.


                                        By:  /s/ Richard T. Welch
                                           --------------------------------
                                                 Richard T. Welch
                                        Its:     Chief Financial Officer


Dated: June 5, 1998






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